UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 20, 2007

                            Woize International Ltd.
             (Exact name of registrant as specified in its charter)


         Nevada                           333-106144              98-039022
(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)


                   1 Kingsway, London WCB 6FX, United Kingdom
                -----------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (949) 609-1966
    ------------------------------------------------------------------------
                 (Former address, if changed since last report)

                                 With Copies To:
                              Richard Friedman Esq.
                            Marcelle S. Balcombe Esq.
                       Sichenzia Ross Friedman Ference LLP
                             1065 Avenue of Americas
                            New York, New York 10018
                     Tel:( 212) 930-9700 Fax:(212) 930-9725




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2007, Martin Thorp was appointed to serve as Chief Financial Officer of Woize International, Ltd (the "Company").

Since April 2005 Mr. Thorp has served as the Chief Financial Officer and a Director of InVeritas Medical, Diagnostics, Inc., a public company engaged in the development of medical devises with near "near-patient" (e.g.. point of care and continuous monitoring) testing applications based upon our expertise in engineering and medicine and our intellectual property. From 2002 through 2005, Mr. Thorp had been involved in various entrepreneurial activities including, the establishment of Biz-Bud Ltd., a private company which provides outsourcing solutions for the small and mid-sized enterprises ("SMEs") across the entire business support spectrum; developing a consulting capability for SMEs; acting as a consultant to an international corporate finance and strategic advisory boutique; serving as strategic advisory non-executive board member of Grant Thornton; and serving in various short term consulting and interim management positions. From 1996 to 2002, Mr. Thorp served as Global Managing Partner, Corporate Finance for Arthur Andersen, London and New York. Mr. Thorp graduated with first class honors from the University of Kent at Canterbury (UK) in Accounting and Business Finance. Mr. Thorp is a Fellow of the Institute of Chartered Accountants in England and Wales and a member of the Securities Institute (in the UK).

Mr. Thorp does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Furthermore, Mr. Thorp has never entered into a transaction, nor is there any proposed transaction, between Mr. Thorp and us.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Woize International Ltd.

                                    By: /s/ Anders Halldin
                                    ------------------------
                                    Anders Halldin
                                    Chief Executive Officer
January 25, 2007